SECOND AMENDING AGREEMENT
TO
MATER PURCHASE SUPPLY AND DISTRIBUTION AGREEMENT

This Amendment (the "Amendment") to the Master Purchase, Supply and Distribution Agreement entered into as of the 30th day of November, 2004 is made and entered into as of this 17th day of December, 2007

BETWEEN:

NUVO MAGAZINE, LTD.
a British Columbia Corporation
(hereinafter the "Publisher")

AND

LEGEND MARKETING, CORP.
a Nevada Corporation
(hereinafter the "Distributor")

WHEREAS:

A. The Publisher and the Distributor have entered into the Master Purchase, Supply and Distribution Agreement (the "Master Agreement") as of November 30, 2004;

B. Section 1.1 of the Master Agreement provides that the Distributor's Cost shall be $1.00 per Magazine;

C. Section 2.1(b) of the Master Agreement provides that the Distributor shall be paid 4.95% of Advertising Revenues, to be paid quarterly; and

D. The Publisher and the Distributor have entered into an Amending Agreement dated February 1, 2007 (the "First Amending Agreement");

E. The Publisher and the Distributor wish to further amend the Master Agreement, as previously amended by the First Amending Agreement, to extend the term of the Master Agreement.

NOW THEREFORE, IN CONSIDERATION of the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intend to be legally bound, hereby agree as follows:

1. All capitalized words, terms and phrases, when used in this Addendum and not separately defined herein, shall have the meanings ascribed thereto in the Master Agreement and the First Amending Agreement, as the case may be.

2. The term of the Master Purchase, Supply and Distribution Agreement be extended to December 31, 2009, and may be further renewed upon mutually satisfactory terms at such time.

3. All other terms, provisions and conditions of the Master Agreement, as previously amended by the First Amending Agreement, shall remain unchanged and are hereby ratified and confirmed.

4. The parties hereto shall execute and deliver such further and other documents and shall do such other and further acts and things as may be necessary to carry out and to give effect to the intent of this Amending Agreement.

5. This Amendment to the Master Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Addendum as of the date and year first above written.

PUBLISHER:

NUVO MAGAZINE, LTD.

By: [signature]

Name: Pasquale Cusano

DISTRIBUTOR:

LEGEND MARKETING, CORP.

By: [signature]

Name: Franco Perrotta